UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 2, 2019

REVOLUTION LIGHTING TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-23590	59-3046866
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

177 Broad Street, Stamford, Connecticut	06901
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (203) 504-1111

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	RVLT	Nasdaq Capital Market

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On May 2, 2019, the Company received a delisting determination letter (the “Determination Letter”) from the staff of the Listing Qualifications Department of the Nasdaq Stock Market (“Nasdaq”) informing the Company that, since the Company will be unable to file its Annual Report on Form 10-K for the fiscal year ended December 31, 2018 and its Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2018 (together, the “Delayed Reports”) by May 8, 2019, the deadline by which the Company is required to file the Delayed Reports in order to regain compliance with Nasdaq Listing Rule 5250(c)(1) (the “Financial Reporting Rule”), the Company’s common stock is subject to delisting from Nasdaq. The Financial Reporting Rule requires listed companies to timely file all required periodic financial reports with the Securities Exchange Commission (“SEC”). The Determination Letter further noted that, unless the Company requests an appeal of the determination, trading of the Company’s common stock on the Nasdaq Capital Market will be suspended at the opening of business on May 13, 2019, and a Form 25-NSE will be filed with the SEC removing the Company’s securities from listing and registration on Nasdaq.

The Company intends to timely request a hearing before a Nasdaq Hearings Panel (the “Panel”) to present its plan to regain compliance with the Financial Reporting Rule, which request will stay the suspension of the Company’s securities for a period of 15 days from the date of the request. In connection with its request for a hearing, the Company also intends to request a stay of the suspension of trading and delisting of the Company’s common stock while the appeals process is pending. The Panel will notify the Company of its decision to allow the Company’s common stock to continue to trade on the Nasdaq Capital Market pending the Panel’s decision no later than 15 days following the deadline to request the hearing. The Panel may, in its discretion, determine to continue the Company’s listing pursuant to an exception to the Financial Reporting Rule for a maximum of 360 calendar days from the due date of the first Delayed Report, which would be through November 4, 2019. There can be no assurance that the Panel will grant a stay of the suspension of trading and delisting while the appeals process is pending or any exception to the Financial Reporting Rule.

The Company has been unable to timely file the Delayed Reports due to the previously disclosed, ongoing review by the Company’s Audit Committee to assess the accuracy of the Company’s previously filed financial statements, the focus of which is to review the extent to which the Company incorrectly recognized revenue with respect to bill and hold transactions from 2014 until the second quarter of fiscal 2018, and to determine whether the Company’s accounting for those transactions led to material errors in its financial statements. As disclosed in the Company’s Form 8-K filed on the date hereof, the Company has determined to restate its consolidated financial statements as of and for each of the fiscal years ended December 31, 2014, 2015, 2016 and 2017, as well as each fiscal quarter of the fiscal year ended December 31, 2017 and the first two fiscal quarters of the fiscal year ended December 31, 2018. In addition, Company is cooperating with an ongoing investigation by the SEC relating to certain revenue recognition practices, including bill and hold transactions that occurred from 2014 through the second quarter of 2018. The Company intends to continue its efforts to regain compliance with the Financial Reporting Rule as soon as practicable after the Audit Committee’s investigation is complete, the restated financial statements are completed, and, where applicable, they have been audited, and the required Delayed Reports have been finalized.

As previously disclosed in the Company’s Form 8-K filed on January 4, 2019, Nasdaq has also notified the Company that it is not in compliance with Nasdaq Listing Rule 5550(a)(2), which requires the Company to maintain a minimum bid price of at least $1.00 per share.

On May 8, 2019, the Company issued a press release announcing its receipt of the Determination Letter. A copy of the press release is attached as Exhibit 99.1 and is incorporated by reference.

Forward-looking statements

Except for statements of historical fact, the matters discussed herein are “forward-looking statements” within the meaning of the applicable securities laws and regulations. The words “will,” “may,” “estimates”, “expects,” “intends,” “believes” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Forward-looking statements, including statements regarding when the Company will file its Delayed Reports and whether the Company will regain compliance with Nasdaq’s continued listing requirements, involve risks and uncertainties that may cause actual results to differ materially from those stated here. Factors that could cause actual results to differ materially from those in the forward-looking statements include, but are not limited to, the risk that the Panel will not grant a stay of the suspension of the trading of the Company’s common stock past the 15 day initial stay, and the other risks described more fully in the Company’s filings with the SEC. Forward-looking statements reflect the views of the Company’s management as of the date hereof. The Company does not undertake to revise these statements to reflect subsequent developments.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release, dated May 8, 2019, of Revolution Lighting Technologies, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 8, 2019

REVOLUTION LIGHTING TECHNOLOGIES, INC.

By:	/s/ Robert V. LaPenta
Robert V. LaPenta, Sr. Chief Executive Officer and President